EXHIBIT 10.60





EMPLOYMENT AGREEMENT-PRESIDENT/CEO-HTS

                              EMPLOYMENT AGREEMENT
                              --------------------

          This  EMPLOYMENT  AGREEMENT, made and entered into as of the    day of
                                                                      ----
        ,  2004,  by  and  between  Hickory  Travel  Systems,  Inc.,  a Delaware
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corporation  with  its  principal office and place of business located at Saddle
Brook, New Jersey ("Employer") and, L. William Chiles, an individual residing at Chicago, Illinois (the "Employee").
                           --------

                                   WITNESSETH
                                   ----------

     WHEREAS, the Employer desire to employ Employee in the capacities hereinafter stated, and the Employee desires to enter into the employ of the Employer in such capacities for the period and on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby agreed by the Employer and the Employee as follows:

     1.     Employment  Period.  The  Employer  hereby  agrees  to  employ  the
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Employee  as its President and Cheif Executive Officer and the Employee, in such capacity, agrees to provide services to the Employer for the period beginning on the date first above written (the "Commencement Date") and ending on the 3rd
                                       -----------------
anniversary of the Commencement Date (the "Employment Period").   The Employment
                                           -----------------
Period is to be a Revolving 3 year Term defined as an Initial Term for 3 years which automatically renews for a 3 year term every 12 months unless terminated pursuant to this Agreement.

     2.     Performance  of  Duties.  The  Employee  agrees  that  during  the
            -----------------------
Employment Period, while he is employed by the Employer, he shall devote his full time, energies and talents exclusively to serving in the capacity of President and Chief Executive Officer and or in other capacities as deemed appropriate by the Employer. In this capacity the Employee will serve at the direction of the Board of Directors of the Employer. Employee has been provided a copy of the Employer's Corporate Governance Policies & Procedures. By execution hereof, Employee agrees to faithfully perform his duties in compliance therewith. The Employee will, during normal working hours, devote his full-time efforts in the best interests of the Employer, and to perform the duties assigned to him by the aforementioned Board of Directors (the "Board") faithfully, efficiently and in a professional manner; provided further that, without the Board's consent (which consent shall not be unreasonably withheld(1)), the Employee shall not:

     (a) serve as or be a consultant to or employee, officer, agent or director of any corporation, partnership or other entity other than the Employer or any of its affiliates as directed or approved by the Board other than civic, charitable, or other public service organizations(2); or

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(1)For  purposes  of  this  Agreement  the  terms  "unreasonably  withheld"  and
"reasonable" when delimiting the actions of the Employer shall mean that the Employer is committed to being commercially reasonable in light of its business activities, plans and policies. In addition, the Employer may not withhold its reply to an Employee request for an unreasonable length of time.

(2) Whle Employee may serve such public spirited organizations, Employee shall not make commitments of his time or that of his co-employees to such an extent that he or they are unable to fulfill their duties to the Employer.

     (b) have more than a three percent (3%) ownership interest in any enterprise other than the Employer or any of its affiliates if such ownership interest would have a material adverse effect upon the ability of the Employee to perform his duties hereunder in the reasonable opinion of the Board upon full disclosure to the Board.

     3.     Compensation.  Subject  to  the  terms  and  conditions  of  this
            ------------
Agreement, during the Employment Period, the Employee shall be compensated by the Employer for his services as follows:

     (a) He shall receive, for each 12-consecutive month period beginning on the Commencement Date and each anniversary thereof, a base salary ("Base Salary") that is not less than $150,000.00 per year, payable in substantially equal monthly or more frequent installments and subject to normal and customary tax withholding as directed by the Employee and other deductions. During the Employment Period the Employee's salary rate shall be reviewed by the Board on or before each anniversary of the Commencement Date to determine whether an adjustment in his rate of compensation is appropriate, which determination shall be within the sole discretion of the Board.

     (b) He shall be eligible, in the sole discretion of the Board, to receive an annual incentive-based bonus based on his individual performance in the achievement of the goals and objectives set by agreement with the Board in advance of such year;.

     (c) He shall be a participant in the following employee benefit plans maintained by the Employer at the absolute discretion of the Board(3) on substantially the same terms and conditions as other employees of the Employer in comparable positions: stock option plan, stock warrants plan, group life insurance, group medical and dental insurance for him and his immediate family, long-term disability, vacation (1.5 weeks at 2 times the Base Salary rate per week per $75,000 of Base Salary or part thereof) and sick days.

     (d) He shall be entitled to receive the following perquisites: The Employer shall provide key man life term insurance on the life of Employee (in addition to any policy required by creditors of Employer) equal to 8 times the Base Salary in effect at the time. Employee may designate a beneficiary for 50% of the policy benefits. Employee shall not be subject to income taxes on the premiums.

     (e) He shall be entitled to a share of the profits of Employer in an amount not to exceed $2,700,000 over the life of this Employment Contract. Profits shall be determined pursuant to the GAAP rules of accounting.

     (f) He shall be reimbursed by the Employer for all reasonable business, promotional, travel and entertainment expenses incurred or paid by him during the employment period in the performance of his services under this Agreement that are consistent with the Employer's policies in effect from time to time, provided that the Employee furnishes to the Employer appropriate documentation in a timely fashion as required by the Internal Revenue Code in connection with such expenses and shall furnish such other documentation and accounting as the Employer may from time to time reasonably request.

-----------------------------------
(3)Although the Board has the right to determine the benefit plans availed to all employees, those plans offered and accepted by Employee when availed by the Employer shall remain in effect as to the Employee for 1 year following the year in which the Employer discontinues or reduces the benefit.

     (g) Employer shall provide an insured automobile for Employee's use during the Employment Period at the rate of 1 car every 3 years. The value and type of vehicle shall be consistent with the class of vehicle historically provided to Employee's position, to wit: a value of $80,000. In that the services required of Employee are indefinite as to time of day and day of week, and, in that Employee is 'on call' for Employer's purposes for services for which an automobile is necessary, the company use element is deemed to be seven (7) days and seven (7) nights per week.

     4.     Compensation  Due  Upon  Termination.  Except  as otherwise provided
            ------------------------------------
under the employee benefit plans maintained by the Employer in which the Employee participates in accordance with Subparagraph 3(c), the Employee's right to compensation for periods after the date his employment with the Employer terminates shall be determined in accordance with the following:

          (a)     Discharge Without Cause.  In the event the Employer terminates
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the  Employee's  employment  under  this  Agreement without cause (as defined in
Subsection  (c)  below),  the  Employee  shall  be  entitled  to  receive:

               (i) payment of his entire salary as it is customarily paid (as of the date of termination) in accordance with the provisions of Subparagraph 3(a) for 36 months; and

               (ii) payment of any incentive compensation payments that otherwise would have been payable to the Employee under Subparagraph 3(b) through the date his employment with the Employer terminates; payable when such payments would otherwise be paid; for partial years, the Employee shall be entitled to the proportionate share bearing the same ratio as the number of months or part thereof the Employee worked to a full year times the bonus amounts for a full year;

     At the discretion of the Employer, payments may either be made in accordance with the Employer's then existing pay cycle practice or in a lump sum amount. Payment of any and all monies due under this provision will be made only
                                                                            ----
when  the  Employee  has  signed and returned the Employer's waiver and release.

          (b)     Voluntary  Resignation.  The Employer shall have no obligation
                  ----------------------
to make payments to the Employee in accordance with the provisions of Paragraph 3 for periods after the date on which the Employee's employment with the Employer terminates due to the Employee's voluntary resignation.

          (c)     Discharge for Cause.  The Employer shall have no obligation to
                  -------------------
make payments to the Employee in accordance with the provisions of Paragraph 3 for periods after the Employee's employment with the Employer is terminated on account of the Employee's discharge for cause. For purposes of this Subparagraph 4(c), the Employee shall be considered discharged for "cause" if he is discharged by the Employer on account of the occurrence of one or more of the following events occurring during the Employment Period:

               (i) the Employee uses alcohol, narcotics or other controlled substances to the extent that it objectively prevents Employee from efficiently performing services for the Employer;

               (ii) the Employee discloses confidential information in violation of Section 5; discharge by virtue of this sub-Section shall deprive the Employee of all rights to all bonuses, stock warrants previously issued or owed, or any other plan offered and funded by the Employer; or

               (iii)     the  Employee  engages  in  activity  in  violation  of
Section 5; discharge by virtue of this sub-Section shall deprive the Employee of all rights to all bonuses, stock warrants previously issued or owed, or any other plan offered and funded by the Employer; or

               (iv) the Employee engages in theft, dishonesty, fraud or embezzlement from Employer, its affiliates or partners; discharge by virtue of this Subsection shall deprive the Employee of all rights to all bonuses, stock warrants previously issued or owed, or any other plan offered and funded by the Employer; or

               (v) the Employer is directed by regulatory or governmental authorities to terminate the employment of the Employee or the Employee engages in activities that cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on the Employer; or

               (vi) the Employee is convicted of a felony (other than a felony resulting from a traffic violation) involving any crime of moral turpitude or any crime involving the Employer or any of its affiliates; or

               (vii) the Employee is proven to have engaged in or continues to engage in sexual harassment of or sexually inappropriate behavior with any employee of the Employer or is proven to have commited any act which otherwise creates an offensive work environment for other employees of the Employer; or

               (viii) the Employee materially disregards his duties under this Agreement after (A) notice has been given to the Employee by the Board or their designee that it views the Employee to be flagrantly disregarding his duties under this Agreement and (B) the Employee has been given a period of 30 days after such notice to cure such misconduct (provided that no such notice or cure period shall be required if Employee's disregard of his duties has materially and adversely affected the Employer); or

               (ix) any event of egregious misconduct, or pattern of conduct, to the extent that, in the reasonable judgment of the Boards, the Employee's credibility and reputation no longer conform to the desired standard of the Employer's employees; or

               (x) the Employee commits an act of fraud against the Employer or violates a duty of loyalty to the Employer or violates Section 2; or

               (xi) the Employee makes or attempts to make an enforceable commitment to a third party in behalf of the Employer or its affiliates and partners without following the Employer's Corporate Governance Policies & Procedures or in violation of an explicit directive from Employer.

     In the event that the Employer believes it has cause to terminate the Employment of Employee(4) , it shall notify him in writing of the offense and any cure action available to the Employee. If there is no cure action permitted, or Employee does not agree with the allegation of prohibited conduct, Employee may seek the appointment of an ad hoc committee to review the allegations and positions of the Parties. The Employer shall create a five member committee comprised of disinterested officers and directors of the Employer. The Committee shall elect its Chairperson by majority vote, including the vote of the elected member. The Committee shall set its calendar and agenda, take oral and written evidence as guided by outside corporate counsel, conduct discreet and fair inquiries while at all times maintaining respect for the Employee, his co-workers and the decorum of the Employer. A written or taped record shall be maintained by the Committee with a copies available to all committee members and the Employee. The Committee shall issue a written finding supported by a majority of the members sitting at the time such findiung is issued that shall be binding upon the Employer but only binding upon the Employee upon his consent. The finding shall summarize the facts, the allegations and the evidence deemed most reliable. The finding shall include a dispositive statement of the opinion of the Committee as to the requested relief of each Party and shall support their findings with the evidence adduced during their inquiry. Employee shall be entitled to full compensation during the pendency of the Committee's review. Employee may elect to continue to work provided that the Employer consents thereto. In the event that Employee does not consent to the Committee's Report, that fact shall not vitiate the termination but shall leave the Employee to his other remedies.

          (d)     Disability.  The  Employer  shall  have  no obligation to make
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payments  to  the  Employee  in  accordance with the provisions of Section 3 for periods extending beyond 6 months after the date the Employee's employment with the Employer terminates on account of permanent disability(5). These payments of salary are uneffected by those payments as may be available to the Employee resulting from insurance coverage specific to disability. For purposes of this Subparagraph 4(d), determination of whether the Employee is disabled shall be determined in accordance with the Employer's long term disability plan and applicable law. Employer may require Employee to obtain a second physicians certificate of disability from a physician of Employer's choosing. The opinion of Employer's chosen physician shall control this Section. Employee's election to apply for and accept workers' compensation cash benefits will relieve the Employer of the obligation to pay the 6 months salary. A termination due to disability does not deny Employee payments due and owing on other accounts as of such date such as his proportional bonuses. In the event of termination due to disability, Employer shall maintain all insurances on Employee and his family for 24 months.

          (e)     Death.  The Employer shall have no obligation to make payments
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to the Employee in accordance with the provisions of Section 3 for periods after the date of the Employee's death, except payments due and owing as of such date. However, the Employer shall continue to pay a Corporate Death Benefit to the Employee's next of kin(6) in the amount equivalent to the Employee's gross salary for a period of not less than 6 months or longer until such time as the Employer has paid to his next of kin, or estate as the law may require, the entire amount owed under all plans, insurance policies and bonus provisions(7). Employer shall continue all medical insurances for the covered dependents of Employee after Termination as a result of death for 24 months.

------------------------------------

(4)The procedure detailed in this Section shall also apply to disciplinary actions not seeking termination.

(5) Permanent Disability shall mean a disabling condition (as certified by a licenced physician) that prevents Employee from fulfilling his duties as they are defined by Employer for a period of 180 calendar days within any 210 calendar day period. Temporary disability is a disabling condition (as certified by a licenced physician) that lasts for less than 150 days in any 180 calendar day period. Employee shall remain entitled to the benefits of this Agreement during Temporary Disability.

(6)  Provided the Employee has kin.

(7) Employer shall not be obligated to liquidate stock or warrants owned by Employee at the time of his death. Vested warrants shall be demised through the Employee's estate. Employer's plans requiring annual review of Employer's revenues or income shall be performed in the customary manner and the benefits provided by this Section shall continue until such reviews are completed.

     5.     Covenants  of  Employee.  The  Employee  covenants  and agrees that:
            -----------------------

          (a)     Covenant against Competition.  During the period commencing on
                  ----------------------------
the date hereof and ending one (1) years following the date upon which the Employee shall cease to be an employee of the Company (the "Restricted Period"),
                                                            -----------------
the Employee shall not, within a 100 mile radius of any location of the Employer or its affiliates (the "Restricted Area"), directly or indirectly, (1) engage in
                        ---------------
any business substantially similar to the actual or intended business carried on by the Employer or its affiliates during the Employment Period and as of the date of Employee's termination of employment with the Employer (the "Company
                                                                         -------
Business") for the Employee's own account; (2) render any services to any person
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doing  business  in  the  Restricted  Area  (other  than  the  Employer  or  its affiliates) engaged in such activities; or (3) become interested in any such person (other than the Employer or its affiliates) as a partner, shareholder, member, principal, agent, consultant or in any other relationship or capacity; provided, however, that notwithstanding the above, the Employee may own,
--------   -------
directly  or  indirectly, solely as an investment, securities of any such person
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which  are  traded on any national securities exchange or NASDAQ if the Employee
(A) is not a controlling person of, or a member of a group which controls, such person and (B) does not, directly or indirectly, own four point nine per cent (4.9%) or more of any class of securities of such person. For purposes of this entire Agreement, the term 'affiliates' shall mean any person, entity or corporation that owns a controlling interest in Employer, or with which Employer is doing business within a joint venture agreement, any entity partially owned by Employer or any entity that Employer or one of its partially owned subsidiaries is attempting to acquire or merge with or has attempted to acquire or merge with in the previous six (6) months.

          (b)     Confidential  Information.  During  the Restricted Period, the
                  -------------------------
Employee shall keep secret and retain in strictest confidence, and shall not use for his benefit or the benefit of others, except in connection with the business and affairs of the Employer and its affiliates, all confidential matters relating to the Company Business or to the Employer and its affiliates learned by the Employee heretofore or hereafter directly or indirectly from the Employer and its affiliates, including, without limitation, information with respect to
(a) operations, (b) sales figures, (c) profit or loss figures and financial data, (d) costs, (e) customers, clients, and customer lists (including, without limitation, credit history, repayment history, financial information and financial statements), and (f) plans (the "Confidential Information") and shall
                                            ------------------------
not disclose such Confidential Information to anyone outside of the Employer and its affiliates except with the Employer's express written consent and except for Confidential Information which (1) is at the time of receipt or thereafter becomes publicly known through no wrongful act of the Employee or (2) is received from a third party not under an obligation to keep such information confidential and without breach of this Agreement. The Employee further agrees that he shall not make any statement or disclosure that (a) would be prohibited by applicable Federal or state laws and regualtions or (b) is intended or reasonably likely to be detrimental to the Employer or any of its subsidiaries or affiliates.

          (c)     Non-Solicitation.  During  the Restricted Period, the Employee
                  ----------------
shall not, without the Employer's prior written consent, directly or indirectly, knowingly solicit or encourage to leave the employment of the Employer, any employee of the Employer or hire any employee who has left the employment of the Employer after the date of this Agreement within one (1) year of the termination of such other employee's employment with the Employer.

          (d)     Records.  All  memoranda,  notes,  lists,  records  and  other
                  -------
documents (and all copies thereof) made or compiled by the Employee or made available to the Employee by the Company concerning the Company Business or the Company shall be the Company's property and shall be delivered to the Company at any time on request and in all cases, upon the termination of the Employee.

     6.     Rights  and  Remedies  Upon Breach of Restrictive Covenants.  If the
            -----------------------------------------------------------
Employee  breaches, or threatens to commit a breach of, any of the provisions of
Section  5  (the "Restrictive Covenants"), the Employer shall have the following
                  ---------------------
rights and remedies upon compliance with any necessary prerequisites imposed by law or this Agreement upon the availability of such remedies. Each of these rights and remedies shall be independent of the other and severally enforceable. All of these rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Employer under law or in equity:

          (a) The right and remedy to have the Restrictive Covenants specifically enforced [without posting bond] by any court having equity jurisdiction, including, without limitation, the right to an entry against the Employee of restraining orders and injunctions (preliminary, mandatory, temporary and permanent) against violations, threatened or actual, and whether or not then continuing, of such covenants, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Employer and that money damages will not provide an adequate remedy to the Employer or will not be collectible from the Employee. Such privelege does not prohibit the Employer from seeking monetary damages.

          (b) The right and remedy to require the Employee to account for and pay over to the Employer all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by
                                               --------
him or his nominee or surrogate as the result of any transactions constituting a breach of the Restrictive Covenants, and the Employee shall account for and pay over such Benefits to the Employer.

     7.     Successors.  This  Agreement  shall  be binding on, and inure to the
            ----------
benefit of, the Employer and its successors and assigns and any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Employer's assets and business.

     8.     Re-Assignment.  The  Employer  reserves  the  right  to  be  able to
            -------------
re-assign the Employee to other duties within the Employer or to other subsidiaries of Employer or its affiliates as it deems fit in its discretion or as directed by any entity that owns or controls Employer. A re-assignment of the Employee for the purposes of the Employer pursuant to this Section coupled with a reduction in compensation without a reduction of time required or responsibilities may constitute a "Discharge Without Cause' at the election of Employee.

     9.     Nonalienation.  The  interests  of the Employee under this Agreement
            -------------
are not subject to the claims of his creditors, other than the Employer, and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered except to the Employee's estate upon his death.

     10.     Severability;  Blue  Penciling.
             ------------------------------

          (a) The Employee acknowledges and agrees that (i) he has received, read and understands this Agreement; (ii) he has had an opportunity to seek advice of counsel in connection with this Agreement and (iii) the Restrictive Covenants are reasonable in geographical and temporal scope and in all other respects. If it is legally determined that any of the provisions of this Agreement, including, without limitation, any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the provisions of this Agreement shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

          (b) If any court of competent jurisdiction determines that any of the covenants contained in this Agreement, including, without limitation, any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographical scope of such provision, the duration or scope of such provision, as the case may be, shall be reduced so that such provision becomes enforceable and, in its reduced form, such provision shall then be enforceable and shall be enforced.

     11.     Waiver of Breach.  The election by Employer to not declare Employee
             ----------------
in default of this Agreement for a breach hereof does not consitute a waiver of Employer's right to re-open a matter at a later date should that, or other probited conduct, occur. The waiver by either the Employer or the Employee of a breach of any provision of this Agreement shall not operate as or be deemed a waiver of any subsequent breach by either the Employer or the Employee.

     12.     Notice.  Any  notice  to be given hereunder by a party hereto shall
             ------
be in writing and shall be deemed to have been given when received or, when deposited in the U.S. mail, by prepaid certified or registered mail, 2 days following the deposit inton the US Mail, to the following addresses.

          a)       to  the  Employee  addressed  as  follows:

                    L.  William  Chiles,  Personal
                    Care  of  HTS  Holdings
                    Park  86  Plaza  East
                    Saddle  Brook,  New  Jersey  07663

          b)        to  the  Employer  addressed  as  follows:

                    Chief  Financial  Oficer
                    Hickory  Travel  Systems,  Inc.
                    Park  86  Plaza  East
                    Saddle  Brook,  NJ  07663

                    With  a  copy  to:

                    Chief  Executive  Officer
                    American  Leisure  Holdings,  Inc.
                    2701  Spivey  Lane
                    Orlando,  Fl  32837

     13.     Amendment.  a.)  This  Agreement  may  be  amended  or  canceled by
             ---------
mutual agreement of the parties in writing without the consent of any other person and no person, other than the parties hereto (and the Employee's estate upon his death), shall have any rights under or interest in this Agreement or the subject matter hereof.
                    b) Employee acknowledges that the Employer shall have the right to alter or replace this form of Agreement from time to time as it sees fit. Employer may not alter the financial terms of this Agreement when converting to a replacement form.

     14.          Applicable  Law.  The  provisions  of  this Agreement shall be
                  ---------------
construed in accordance with the internal laws of the State of New Jersey or the state in which the majority of the services are performed in the event of a re-location of Employer or Employee.

     15.     Survival  of  Provisions.  All  of the provisions of this Agreement
             ------------------------
shall terminate at the expiration of the Employment Period, except that Subsections (a) and (c) of Section 5 shall terminate upon the expiration of the Restricted Period, and Subsections 4(e) and (b) of Section 5 and Section 6 shall survive indefinitely.

     IN WITNESS WHEREOF, the Employee and the Employer have executed this Employment Agreement as of the day and year first above written.

     Witnesses                Employee


                              /s/ L. William Chiles
                              --------------------------
                              L.  William  Chiles
---------------------------



---------------------------
                              Employer:  Hickory  Travel  Systems,  Inc.


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                              By:

                              ------------------------------
                              Its:
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